4th Quarter 2016 Investor Presentation

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Congress passed the Private Securities Litigation Act of 1995 in an effort to encourage companies to provide information about companies’ anticipated future financial performance. This act provides a safe harbor for such disclosure, which protects the companies from unwarranted litigation if actual results are different from management expectations. This news release may contain, or incorporate by reference, statements which may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward looking statements usually include words such as “expects,” “projects,” “anticipates,” “believes,” “intends,” “estimates,” “strategy,” “plan,” “potential,” “possible” and other similar expressions. Prospective investors are cautioned that any such forward-looking statements are not guarantees for future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements include significant fluctuations in interest rates, inflation, economic recession, significant changes in the federal and state legal and regulatory environment, significant underperformance in our portfolio of outstanding loans, and competition in our markets. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time. 2

More than 175 banking, lending, financial services and insurance offices 3 Western 29% Northern 22% Eastern 27% Central 22% Portfolio Loans Western 44% Northern 13% Eastern 26% Central 17% Total Deposits

4 Enhance Profitability Capitalize on Opportunities Aggressively Manage Problem Credits Build Capital Ratios • Focus on highly-accretive acquisition opportunities • Leverage existing markets • Seek new markets • New lines of business • Selective balance sheet growth • Maintain dividend • Prudently manage capital • Identify problem assets and risks early • Quarantine troubled assets • Superior returns • Revenue growth / Expense control • Net interest margin expansion / mitigate interest rate risk • Loan growth • Core deposit growth

Nashville Memphis TENNESSEE Tupelo Jackson MISSISSIPPI Birmingham Huntsville Montgomery Atlanta GEORGIA ALABAMA Source: SNL Financial 5 Financial Highlights Assets $3.59 Billion Gross Loans $2.28 Billion Deposits $2.69 Billion

Market Expansion Experience Since 2010

2010

FDIC-Assisted Transaction:
Crescent Bank and Trust
Jasper, GA
Assets: $1.0 billion

De novo expansion:
- ✓ Columbus, MS

2011

FDIC-Assisted Transaction:
American Trust Bank
Roswell, GA
Assets: $147 million

Trust Acquisition:
RBC (USA) Trust Unit
Birmingham, AL
Assets: $680 million

De novo expansion:
- ✓ Montgomery, AL
- ✓ Starkville, MS
- ✓ Tuscaloosa, AL

2012

De novo expansion:
- ✓ Maryville, TN
- ✓ Jonesborough, TN

2013

Whole Bank Transaction:
First M&F Corporation
Kosciusko, MS
Assets: $1.5 billion

De novo expansion:
- ✓ Bristol, TN
- ✓ Johnson City, TN

2015

Whole Bank Transaction:
Heritage Financial Group, Inc.
Albany, GA
Assets: $1.9 billion

Whole Bank Transaction Announcement:
KeyWorth Bank
Atlanta, GA
Assets: $399 million

RENASANT CORPORATION

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Over 175 banking, lending, financial services and insurance offices 7 Assets $8.5 billion Gross Loans $6.1 billion Deposits $6.8 billion Highlights

8 Enhance Profitability Capitalize on Opportunities Aggressively Manage Problem Credits Build Capital Ratios • Focus on highly-accretive acquisition opportunities • Leverage existing markets • Seek new markets • New lines of business • Selective balance sheet growth • Maintain dividend • Prudently manage capital • Identify problem assets and risks early • Quarantine troubled assets • Superior returns • Revenue growth / Expense control • Net interest margin expansion / mitigate interest rate risk • Loan growth • Core deposit growth

• Managed deposit mix by emphasizing core deposit growth while allowing higher-priced, non-core deposits to erode • Significantly paid down high- cost borrowings • Restructured asset mix by redeploying excess cash levels into higher yielding investments and loans • Loan demand will drive deposit/funding growth going forward (in millions) 9 4,179 4,268 4,249 5,736 5,746 5,903 5,826 5,752 5,805 5,882 5,899 7,911 7,926 8,146 8,530 8,542 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 Total Assets Deposits

2011 2012 2013 2014 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 Not Acquired $2,242 $2,573 $2,886 $3,268 $3,274 $3,408 $3,607 $3,830 $4,075 $4,292 $4,526 Acquired Covered* $339 $237 $182 $143 $126 $121 $101 $93 $45 $42 $30 Acquired Not Covered - - $813 $577 $554 $508 $1,570 $1,490 $1,453 $1,631 $1,549 Total Loans $2,581 $2,810 $3,881 $3,988 $3,954 $4,037 $5,278 $5,413 $5,573 $5,965 $6,105 • Loans not acquired increased $233M or 22% (annualized) during 3Q16 • Company maintained strong pipelines throughout all markets which will continue to drive further loan growth $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 2012 2013 2014 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 Not Acquired Acquired Covered Acquired 10 *Covered loans are subject to loss-share agreements with FDIC

• Loans totaled $6.1B 26% of portfolio is acquired and carried at fair value • Owner occupied/C&I loans comprise 32% of the acquired not covered loan portfolio Const 8% Land Dev 4% 1-4 Family 29% Non Owner Occupied 25% Owner Occupied 20% C&I 12% Consumer 2% Not Covered Loans $6.07B 11

DDA 9% Other Int Bearing Accts 26% Time Deposits 37% Borrowed Funds 28% 4Q 2008 Cost of Funds 2.81% $3.28B DDA 21% Other Int Bearing Accts 50% Time Deposits 22% Borrowed Funds 7% 3Q 2016 $7.3B Cost of Funds .40% - 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 1,600,000 2011 2012 2013 2014 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 Non Interest Bearing Demand Deposits • Non-interest bearing deposits represent 22% of deposits, up from 12% at year end 2008 • Less reliance on borrowed funds Borrowed funds as a percentage of funding sources declined from 28% at year end 2008 to 7% at the end of 3Q16 12

Net Interest Income and Net Interest Margin



6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Yield/Cost
Margin
2012
2013
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
Yield on Earning Assets
Cost of Funds
Margin

	2011	2012	2013	2014	1Q15	2Q15	3Q15	4Q15	1Q16	2Q16	3Q16
Net Interest Income	129,286	133,338	157,133	202,482	48,781	51,614	68,612	72,351	70,054	77,157	75,731
Net Interest Margin	3.77%	3.94%	3.96%	4.12%	4.02%	4.17%	4.09%	4.33%	4.21%	4.29%	4.15%
Yield on Earning Assets	4.92%	4.67%	4.53%	4.59%	4.45%	4.57%	4.42%	4.65%	4.57%	4.66%	4.54%
Cost of Funds	1.11%	0.72%	0.57%	0.47%	0.43%	0.41%	0.33%	0.32%	0.37%	0.38%	0.40%

RENASANT CORPORATION

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21% 6% 41% 8% 13% 10% 3Q16 $38.3M* Svc Chgs Insurance Mtg Inc Wealth Mgmt Fees & Comm Other • Diversified sources of noninterest income Less reliant on NSF • Opportunities for growing Non Interest Income Expansion of Trust Division Wealth Management Services into larger, metropolitan markets Expansions within our de novo operations Expansion of the Mortgage Division within new markets Fees derived from higher penetration and usage of debit cards and deposit charges *Non interest income excludes gains from securities transactions and gains from acquisitions 39% 6% 11% 5% 27% 12% 1Q08 $13.9M* Svc Chgs Insurance Mtg Inc Wealth Mgmt Fees & Comm Other - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 Non Interest Income* 14

• Continued focus on managing noninterest expenses and improving efficiency • Provided resources for eight de novo expansions since 2011 • Fluctuations in mortgage loan expense driven by higher mortgage production • Incurred merger related expenses during 2011, 2013, 2014, 2015 and 2016 15 40.00% 45.00% 50.00% 55.00% 60.00% 65.00% 70.00% 75.00% 80.00% 85.00% 90.00% 2011 2012 2013 2014 2015 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 Efficiency Ratio* Efficiency Ratio ex. Mortgage* *Excludes debt extinguishment penalties, amortization of intangibles and merger-related expenses from noninterest expense and profit (loss) on sales of securities and gains on acquisitions from noninterest income

16 Enhance Profitability Capitalize on Opportunities Aggressively Manage Problem Credits Build Capital Ratios • Focus on highly-accretive acquisition opportunities • Leverage existing markets • Seek new markets • New lines of business • Selective balance sheet growth • Maintain dividend • Prudently manage capital • Identify problem assets and risks early • Quarantine troubled assets • Superior returns • Revenue growth / Expense control • Net interest margin expansion / mitigate interest rate risk • Loan growth • Core deposit growth

 Not acquired NPAs approaching pre-credit cycle levels. 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 2011 2012 2013 2014 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 Non-Acquired Acquired Covered Acquired Not Covered 75 22 As a percentage of total assets 83 17 Not Acquired Acquired Covered Acquired Not Covered NPL’s $14.8M $2.4M $24.7M ORE $ 8.4M $0.9M $17.0M Total NPA’s $23.2M $3.3M $41.7M 22

*Ratios excludes loans and assets acquired in connection with the recent acquisitions or loss share transactions 0.00% 50.00% 100.00% 150.00% 200.00% 250.00% 300.00% 350.00% 400.00% $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 ($)Provision for Loan Losses ($)Net Charge Offs Coverage Ratio* • Net charge-offs in 3Q16 totaled $824K • Provision for loan losses totaled $2.65 million in 3Q16 Allowance for Loan Losses as % of Non-Acquired Loans* 2010 2011 2012 2013 2014 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 2.07% 1.98% 1.72% 1.65% 1.29% 1.29% 1.23% 1.17% 1.11% 1.05% 1.03% 1.01% 18

$0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 2011 2012 2013 2014 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 35 30 19 20 19 21 16 15 14 12 15 16 8 9 10 12 6 8 8 7 9 10 NPLs 30-89 Days Continued Improvement NPLs and Early Stage Delinquencies (30-89 Days Past Due Loans)* • NPL’s to total loans were 0.33% 19 *Ratios excludes loans and assets acquired in connection with recent acquisitions or loss share transactions

20 Enhance Profitability Capitalize on Opportunities Aggressively Manage Problem Credits Build Capital Ratios • Focus on highly-accretive acquisition opportunities • Leverage existing markets • Seek new markets • New lines of business • Selective balance sheet growth • Maintain dividend • Prudently manage capital • Identify problem assets and risks early • Quarantine troubled assets • Superior returns • Revenue growth / Expense control • Net interest margin expansion / mitigate interest rate risk • Loan growth • Core deposit growth

4.50% 5.00% 5.50% 6.00% 6.50% 7.00% 7.50% 8.00% 8.50% 2009 2010 2011 2012 2013 2014 4Q15 1Q16 2Q16 3Q16 Tangible Common Equity Ratio* Renasant Capital 2009 2010 2011 2012 2013 2014 2015 1Q16 2Q16 3Q16 Tangible Common Equity* 6.34% 6.76% 7.35% 7.71% 6.64% 7.52% 7.54% 7.52% 7.80% 8.03% Leverage 8.68% 8.97% 9.44% 9.86% 8.68% 9.53% 9.16% 9.19% 9.18% 9.38% Tier 1 Risk Based 11.12% 13.58% 13.32% 12.74% 11.41% 12.45% 11.51% 11.38% 11.56% 11.57% Total Risk Based 12.37% 14.83% 14.58% 14.00% 12.58% 13.54% 12.32% 12.17% 12.31% 13.84% Tier 1 Common Equity N/A N/A N/A N/A N/A N/A 9.99% 9.88% 10.13% 10.16% • Maintained dividend throughout economic downturn • Regulatory capital ratios are above the minimum for well-capitalized classification • Capital level positions the Company for future growth and geographic expansion • Did not participate in the TARP program 21 * See slide 29 for reconciliation of Non-GAAP disclosure to GAAP

22  $8.5B franchise well positioned in attractive markets in the Southeast  Merger with KeyWorth added $399M in assets, $347M in deposits, $284M in loans and 4 branches in Atlanta MSA  Strategic focus on expanding footprint • Acquisition • De Novo • New lines of business  Opportunity for further profitability improvement  Organic loan growth  Core deposit growth  Revenue growth  Declining credit costs  Strong capital position  Consistent dividend payment history

Appendix 23

12.4% 0.3% 0.5% 1.5% 1.0% 17.3% 6.2% 7.1% 0.9% 0.0% 5.0% 10.0% 15.0% 20.0% Ch am be rs Je ffe rs on Le e M ad iso n M on tg om er y M or ga n Sh elb y Ta lla de ga Tu sc al oo sa  Birmingham leads the state in the health care industry with an annual payroll of approximately $2.9 billion, followed by Huntsville with $998 million  Honda, Hyundai, Mercedes-Benz increasingly large presence  Merger with HBOS added approximately $90.0 million in loans, $141 million in deposits and 9 branches Montgomery Huntsville Birmingham 24 Deposit Market Share by County – Top 5 Presence in 4 of 9 counties 3 5 4 2 Deposit Market Share Rank 16 17 10 14 14 Alabama Deposit Market Share Source: SNL Financial Green highlighting denotes top 5 deposit market share in respective county Deposit data as of 6/30/16 RNST Branches Deposits Market Rank Institution ($mm) Share Branches 1 Regions Financial Corp. $22,587 22.68% 231 2 Banco Bilbao Vizcaya Argentaria SA 15,356 15.42 88 3 Wells Fargo & Co. 8,978 9.01 139 4 ServisFirst Bancshares Inc. 3,993 4.01 11 5 BB&T Corp. 3,991 4.01 86 6 Synovus Financial Corp. 3,967 3.98 38 7 Cadence Bancorp LLC 3,072 3.08 26 8 PNC Financial Services Group Inc. 2,967 2.98 69 9 Trustmark Corp. 1,326 1.33 38 10 Bryant Bank 1,198 1.20 14 16 Renasant Corp. 908 0.91 18

Jacksonville Miami Tallahassee Tampa Orlando RNST Branches 10 10 95 Gainesville Ocala  Entered the Florida market through the acquisition of Heritage Financial Group, Inc. (Nasdaq: HBOS), which closed on 7/1/15  Moved into FL with 8 full-services branches along I-75  Florida has the 19th largest economy in the world, if it were a country  Publix Super Markets, Southern Wine & Spirits, and JM Family Enterprises are all headquartered in Florida  Florida projected population growth is approximately 6.0% compared to the national average of 3.7% 25 Deposit Market Share by County – Top 5 Presence in 0 of 3 counties Deposit Market Share Rank 10 Florida Deposit Market Share 6 11 Source: SNL Financial Deposit data as of 6/30/16 2.2% 2.5% 2.0% 0.0% 1.0% 2.0% 3.0% 4.0% Alachua Columbia Marion Deposits Market Rank Institution ($mm) Share Branches 1 Bank of America Corp. $102,957 19.18% 573 2 Wells Fargo & Co. 79,086 14.73 648 3 SunTrust Banks Inc. 48,251 8.99 484 4 JPMorgan Chase & Co. 28,837 5.37 397 5 TIAA Board of Overseers 18,934 3.53 12 6 Regions Financial Corp. 18,817 3.51 347 7 BB&T Corp. 17,509 3.26 322 8 Citigroup Inc. 16,531 3.08 54 9 BankUnited Inc. 14,951 2.79 96 10 Raymond James Financial Inc. 14,241 2.65 1 129 Renasant Corp. 226 0.04 8 4

 Entered the North GA market through two FDIC loss share transactions  12 full-service locations  Expanded services include mortgage and wealth management personnel  Grew GA presence by completing acquisition of Heritage Financial Group, Inc. ($1.7 billion in assets)  Added 20 full-service branches and 4 mortgage offices  Significantly ramps up our mortgage division  Enhanced GA presence by acquisition of KeyWorth Bank ($399 million in assets)  Approximately $284 million in loans, $347 million in deposits, and 4 full-service branches  Recently established an asset based lending division headquartered in Atlanta 26 Deposit Market Share by County – Top 5 Presence in 10 of 22 counties 5 6 9 7 Deposit Market Share Rank 4 25 1 12 13 3 Georgia Deposit Market Share Source: SNL Financial Green highlighting denotes top 5 deposit market share in respective county Deposit data as of 6/30/16 4 11 15 22 2 16 2 4 13 Atlanta Savannah Albany 11.6% 7.2% 1.3% 12.4% 0.5% 4.9% 0.0% 20.7% 0.4% 21.4% 26.9% 2.2% 0.3% 0.9% 25.6% 10.8% 2.2% 0.0% 13.3% 9.1% 1.1% 15.4% 0.0% 8.0% 16.0% 24.0% 32.0% Ap plin g Bar tow Bib b Bul loc h Ch ath am Ch ero kee Cob b Coo k DeK alb Do ugh erty Eff ing ham For syt h Ful ton Gw inn ett Jeff Da vis Lee Low nde s Mu sco gee Pic ken s Tat tna ll Tro up Wo rth 4 2 20 RNST Branches Deposits Market Rank Institution ($mm) Share Branches 1 SunTrust Banks Inc. $49,481 19.94% 243 2 Wells Fargo & Co. 35,245 14.21 278 3 Bank of America Corp. 32,878 13.25 172 4 Synchrony Financial 22,707 9.15 1 5 Synovus Financial Corp. 13,788 5.56 116 6 BB&T Corp. 12,369 4.99 157 7 Regions Financial Corp. 5,868 2.37 129 8 United Community Banks Inc. 5,348 2.16 70 9 Bank of the Ozarks Inc. 4,031 1.62 73 10 Royal Bank of Canada 3,434 1.38 2 18 Renasant Corp. 1,739 0.70 37 Macon

27 Deposit Market Share by County – Top 5 Presence in 24 of 27 counties 6 1  Entered the Columbus, MS market in November 2010 and opened an office in Starkville, home of Mississippi State University, during late Q3 ‘11  Columbus Air Force Base trains 1/3 of the nation’s pilots, with an economic impact of $250 million  Yokohama Tire Corporation announces plans to locate new commercial tire plant in West Point with an initial investment of $300 million and potentially more than $1 billion.  The Tupelo/Lee County  Recently completed a $12 million aquatic center and a $4 million expansion of the Elvis Presley Birthplace and Museum Hosts one of the largest furniture markets in the U.S.  Oxford, Tupelo and Columbus were noted by American Express as three of the best small towns in America for business 5 2 4 2 3 4 3 Deposit Market Share Rank 2 3 4 1 5 5 1 4 5 1 4 2 7 3 3 2 2 10 Mississippi Deposit Market Share Source: SNL Financial Green highlighting denotes top 5 deposit market share in respective county Deposit data as of 6/30/16 RNST Branches Tupelo Jackson 6.5% 49.2% 8.6% 30.6% 5.0% 47.2% 23.0% 7.7% 16.8% 0.6% 11.8%10.9% 41.5% 9.0% 6.8% 25.4% 10.3% 4.4% 26.4% 9.3% 26.0%27.6% 4.4% 8.5%8.7% 28.3% 20.6% 0.0% 15.0% 30.0% 45.0% 60.0% Alc orn Atta la Boli var Cal hou n Chi cka saw Cho ctaw Cla y Des oto Gre nad a Hin ds Hol mes Lafa yett e Lee Low nde s Mad ison Mo nro e Mo ntg ome ry Nes hob a Okt ibbe ha Pan ola Pon toto c Pre ntis s Ran kin Tish om ingo Uni on Win ston Yal obu sha Deposits Market Rank Institution ($mm) Share Branches 1 Regions Financial Corp. $7,043 13.91% 134 2 Trustmark Corp. 6,618 13.07 125 3 BancorpSouth Inc. 5,440 10.74 98 4 Hancock Holding Co. 3,029 5.98 40 5 Renasant Corp. 2,999 5.92 70 6 Community Bancshares of Mississippi Inc. 2,174 4.29 35 7 BancPlus Corp. 2,111 4.17 59 8 Citizens National Banc Corp. 1,095 2.16 26 9 Planters Holding Co. 899 1.78 19 10 BankFirst Capital Corp. 805 1.59 17

 Our Tennessee Operations  The Knoxville/Maryville MSA location opened in late Q2 ‘12  East Tennessee operations currently have 4 full-service branches, $258 million in loans and $105 million in deposits  New lending teams added in both Memphis and Nashville during 2013  New Healthcare Lending Group added in Nashville during 2015  Tennessee ranked 7th best state to do business, per Area Development magazine Driven by VW, Nissan and GM, Tennessee named the #1 state in the nation for automotive manufacturing strength Unemployment rate continues to improve declining to 5.7% from 6.6% on a Y-O-Y basis. 28 Deposit Market Share by County – Top 5 Presence in 1 of 8 counties Deposit Market Share Rank 3 11 15 13 17 9 Tennessee Deposit Market Share 12 22 Source: SNL Financial Green highlighting denotes top 5 deposit market share in respective county Deposit data as of 6/30/16  In the Nashville market, Hospital Corporation of American announced an expansion that will create 2,000 jobs Nashville housing sales increased 17.6% Y-O-Y The median home price increased approximately 5.8% on a Y-O-Y basis  The Memphis MSA market ranked #1 for Logistics Leaders both nationally and globally Bass Pro Shops, $70 million hotel in conjunction with their Pyramid flagship store to open in 2015 Electrolux has begun the hiring of some 1,200 workers from its expansion announcement in 2010 Nashville Knoxville Memphis RNST Branches 40 2.4% 11.3% 1.1% 1.2% 0.6% 1.5% 2.5% 0.5% 0.0% 3.0% 6.0% 9.0% 12.0% Bl ou nt Cr oc ke tt Da vi ds on Sh elb y Su lli va n Su m ne r W as hi ng to n W ill iam so n Deposits Market Rank Institution ($mm) Share Branches 1 First Horizon National Corp. $19,774 14.29% 152 2 Regions Financial Corp. 17,748 12.82 236 3 SunTrust Banks Inc. 13,436 9.71 138 4 Bank of America Corp. 10,929 7.90 57 5 Pinnacle Financial Partners Inc. 8,297 5.99 45 6 U.S. Bancorp 2,941 2.12 104 7 BB&T Corp. 2,419 1.75 49 8 Franklin Financial Network Inc. 2,365 1.71 14 9 FB Financial Corp 2,316 1.67 48 10 Wells Fargo & Co. 1,941 1.40 19 23 Renasant Corp. 835 0.60 15

E. Robinson McGraw Chairman and Chief Executive Officer Kevin D. Chapman Executive Vice President and Chief Financial Officer 209 TROY STREET TUPELO, MS 38804-4827 PHONE: 1-800-680-1601 FACSIMILE: 1-662-680-1234 WWW.RENASANT.COM WWW.RENASANTBANK.COM 29